EXHIBIT 99.01

Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP United Kingdom Tel +44 (0)1256 894000 Fax +44 (0)1256 894708 www.shire.com

Press Release

Notification of major interests in shares

Basingstoke, UK and Philadelphia, US – July 30, 2008 – Shire Limited (LSE: SHP, NASDAQ: SHPGY), the global specialty biopharmaceutical company

1. Identity of the issuer or the underlying issuer of existing shares to which voting rights are attached:

Shire Limited

2. Reason for the notification	State Yes/No
An acquisition or disposal of voting rights
An acquisition or disposal of financial instruments which may result in the acquisition of shares already issued to which voting rights are attached	Yes
An event changing the breakdown of voting rights
Other (please specify): New Exemption DTR 5.1.3 (4) & DTR 5.1.5 (1)

3. Full name of person(s) subject to the notification obligation:	ExcellerateHRO Share Plan Services (Guernsey) Limited
4. Full name of shareholder(s) (if different from 3.):
5. Date of the transaction (and date on which the threshold is crossed or reached if different):	13 May 2008
6. Date on which issuer notified:	30 July 2008
7. Threshold(s) that is/are crossed or reached:	3%
8. Notified details:

A: Voting rights attached to shares

Class/type of shares if possible using the ISIN CODE	Situation previous to the Triggering transaction		Resulting situation after the triggering transaction
	Number of Shares	Number of Voting Rights	Number of shares	Number of voting rights		% of voting rights
			Direct	Direct	Indirect	Direct	Indirect
JE00B2QKY057 ADRs	Below 3% Below 3%		8,524,960 2,791,605	8,524,960 8,374,815		1.52% 1.50%

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX

B: Financial Instruments

Resulting situation after the triggering transaction

Type of financial instrument	Expiration date	Exercise/Conversion Period/ Date	Number of voting rights that may be acquired if the instrument is exercised/converted	% of voting rights

Total (A+B)
Number of voting rights	% of voting rights
16,899,775	3.02%

9. Chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held, if applicable:

ExcellerateHRO act as trustees of the Shire Employee Benefit Trust and the holdings when the threshold was exceeded was as follows:
Shares Held By	Registered in the name of	No of consolidated Shares Held
Statestreet Nominees Ltd	ExcellerateHRO SPS (Gsy) Ltd	1,917,710
Equiniti Registrars	ExcellerateHRO SPS (Gsy) Ltd	39,250
Morgan Stanley	ExcellerateHRO SPS (Gsy) Ltd	6,568,000
Morgan Stanley	ExcellerateHRO SPS (Gsy) Ltd	3,910,500
JP Morgan	ExcellerateHRO SPS (Gsy) Ltd	4,464,315

Total Shares held by ExcellerateHRO Guernsey Ltd as at 13th May 2008 16.899,775

Proxy Voting:

10. Name of the proxy holder:	N/A
11. Number of voting rights proxy holder will cease to hold:	N/A
12. Date on which proxy holder will cease to hold voting rights:	N/A

13. Additional information:
14. Contact name:	Emma Holland
15. Contact telephone number:	01481 726088

Contact at Shire Limited: Tony Guthrie, Deputy Company Secretary, 01256 894746

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Eric Rojas (North America)	+1 484 595 8252

Notes to editors

SHIRE LIMITED

Shire’s strategic goal is to become the leading specialty biopharmaceutical company that focuses on meeting the needs of the specialist physician.  Shire focuses its business on attention deficit and hyperactivity disorder (ADHD), human genetic therapies (HGT), gastrointestinal (GI) and renal diseases. The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent opportunities arise through acquisitions.  Shire’s in-licensing, merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.  Shire believes that a carefully selected portfolio of products with strategically aligned and relatively small-scale sales forces will deliver strong results.

For further information on Shire, please visit the Company’s website: www.shire.com.